                                                                   Exhibit 10.14



                           WESLEY-JESSEN CORPORATION



                          PROFESSIONAL INCENTIVE PLAN



                              CALENDAR YEAR 1996
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                           WESLEY-JESSEN CORPORATION

                          PROFESSIONAL INCENTIVE PLAN

                              CALENDAR YEAR 1996

PURPOSE:
--------

This Plan is established to provide incentive compensation to key professionals who have an impact on major business segments of the organization that drive the performance of the business. The Plan focuses and reinforces W-J's belief in pay for performance by providing the opportunity to earn additional bonus dollars. In this regard, the Plan's Objective is to recognize and reward key professionals' achievement at the defined performance levels.

OBJECTIVES:
-----------

The Plan has three objectives:

         1.   To reinforce the Company's policy of pay for performance.

         2. To provide an incentive and reward. in addition to competitive salaries, to those who contribute significantly to the profitability of the Company.

         3. To assist in attracting, retaining and providing motivation to key management personnel.

PLAN OUTLINE
------------

Prior to the Plan calendar year, the President, CFO and Director, HR (the PIP Evaluation Team) must approve the PIP goals that have been submitted by the, participants. This Plan will function on an annual basis which will allow short term fluctuations to smooth out over the term of the Plan year. At Wesley-Jessen, the major components are recognized to be quantifiable financial objectives, Examples of these goals will include, earnings before interest, taxes, depreciation on assets (EBITDA), and cash. This will ensure fairness and objectivity in the calculation of the incentive payments and either eliminate or minimize the use of discretionary decisions.

The PIP Evaluation team will establish for each professional participant, salary incentive targets and the weightings for the components of the PIP. The incentive target will be expressed as a percent of base salary in effect at the end of the Plan year-. Individual PIP worksheets will specify the salary incentive target and the weightings for each business component. See PIP Worksheets, The degree to which PIP goals are achieved will result in actual incentive award payments.

PERFORMANCE GOALS
-----------------

The Company will establish two levels of performance for each annual goal from which the incentive award will be calculated:
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TARGET LEVEL:   the performance level at which 100% incentive is paid.

OVER ACHIEVEMENT LEVEL: the performance level at which target performance is exceeded and paid in increments above 100%.

The achievement of Target Level performance is consistent with the Company philosophy that Target is an aggressive goal. The achievement of Target is a stretch and challenges every PIP participant to manage his or her area of responsibility in a professional manner consistent with the values of the Company. Final performance measurement and results will be determined by the PIP Evaluation Team.

TARGET LEVEL
------------

     Target Level is equal to 100% of the Target goal.

     Achievement of the Target Level will result in payment of I 00% of the salary incentive.

     For example, a participant at the 10% salary incentive level will earn 10% of eligible base salary for achievement of 1000/c of the Target goal.

OVER ACHIEVEMENT LEVEL
----------------------

     Over Achievement Level payments are calculated for every 2.5% of Targeted performance in excess of 100%. See the incentive Payment Schedule.

     For example, a participant at the 10% salary incentive level with an achievement of 110% of Target will earn 14% of base salary, The plan has no maximum cap.

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ADMINISTRATION AND REVIEW
-------------------------

1. Performance to Target is reviewed annually following the financial close. Final review of the Plan results and payments to all participants will be, approved by the PIP Evaluation Team. Distribution of actual incentive awards will be made by the participant's immediate supervisor.

2. Newly hired or newly eligible participants become eligible for payments on the next fall month following the commencement of full time employment and final payment will be pro-rated based on the period of participation during the Plan year. Participants must be employed by the company at the time of the incentive payout to be eligible for payment.

3. All participants must achieve a performance rating of at least "Good" to receive an incentive payment. Additionally, participants must be actively employed during the eligible performance period of the Plan year. Payment will be pro-rated for the period of time the participant is inactive during the Plan year.

4. Incentive awards, will be paid within 90 days following the end of the fiscal year.

5. Participants transferring to a position within the Company in which eligibility is lost for continued participation in the Plan will receive a pro-rata share at the time of Plan incentive payments. This payment is contingent upon all the Plan Administrative Rules.

6. A participant who separates the employment of the Company due to retirement, disability or death will be eligible for a pro-rata share for the period of time of active participation in the Plan.

7. In the event of a resignation or termination of employment for reasons other than retirement, disability or death, any incentive participation is canceled and all monies will be forfeited.

8. "Special Incentive" participation may be extended to individuals who make a significant contribution to the business and, by definition, would not be eligible as a PIP participant. The PIP Evaluation Team will require written documentation supporting the justification of an incentive award for special participants.

9. All participants are to keep this information private and confidential and are only to discuss its contents with their direct supervisor or a member of the PIP Evaluation Team.

10. Participation in this Plan is not to be construed as a contract of employment. The Company reserves the right to change, amend or terminate this Plan at any time.

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                                 WESLEY-JESSEN

                          PROFESSIONAL INCENTIVE PLAN
                                      1996

                              QUESTIONS & ANSWERS
                              -------------------


Q-1  What is the philosophy about compensation?

A-1 Wesley-Jessen, the compensation philosophy is to reward achievement and performance through a "pay for performance" program. This is demonstrated at W-J through competitive base salaries and incentive plans that provide the opportunity to earn incentive pay. In this manner W-J continues to attract and retain employees who can make significant contributions to the business and motivate its employees to perform to standards that meet customer requirements,

Q-2 What makes the design of the PIP relevant to Wesley-Jessen, why not just use a discretionary plan?

A-2 A successful incentive/bonus plan is one that is participatory by both the Company and the employee, thus seeking a win/win situation. Discretionary plans are totally subjective and fail because they become popularity contests, thus become win/lose situations. The W-J PIP deals directly with pre-established goals and objectively outlines the requirements for "targeted" performance in the form of quantitative financial goals. In this manner, each participant is in control of their outcome and reward. The design is relevant because the pay-off is based on the issues that drive the business, profitability and cash.

Q-3  Why does W-J have an PIP.?

A-3 It is the desire of W-J to pay for performance. When the Company succeeds and does well, we believe that the key people who make the decisions, put in endless hours, anticipate changes and turn them into opportunities for the Company should share in the rewards. As can be seen by the design, some of these rewards can be substantial.

Q-4  What is meant by "stretch goal?"

A-4 A "stretch goal" requires great effort. For example, it requires planning, coordination, organizing, discussion, negotiation, vision, influence, the development of successful interpersonal relationships within the organization and with external customers and sometimes the "buy-in" of the entire organization. It is not a "given," which means that it would get done anyway without much effort. In summary "stretch goals" are real challenges that have been included in the W-J incentive plan.

Q-5  Why are the goals in the PIP weighted?

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A-5  The weighting of the goals allows the PIP Evaluation Team to emphasize specific areas of the business that require all participants' attention to make the business successful. The weightings give the Plan flexibility. As a start for the 1996 Plan year all participants will receive two goals, EBITDA and CASH, weighted on a 50/50 basis.

Q-6  What is EBITDA?

A-6 Earnings Before Interest Taxes Depreciation Amortization and Extraordinary non-operating items.

Q-7  What is Cash?

A-7 Cash Flow from operating activities before debt service or extraordinary non-operating items.

Q-8  How is my PIP calculated?

A-8  The PIP is calculated in the following manner.

Participant A has a 10% target incentive.

Participant A has 2 goals that are weighted as follows:

     #1   EBITDA    50%
     #2   CASH      50%

The performance of each goal results in the following:

     EBITDA    100% = 10% BASE SALARY (TARGET LEVEL)
     CASH      110% = 14% BASE SALARY (OVER ACHIEVEMENT LEVEL)

PIP calculation:

Goal #1    50 X .10     5.0
Goal #2    50 X .14     7.0
                        ---

TOTAL                  12.0% OF BASE SALARY

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1996 PROFESSIONAL INCENTIVE PLAN FOR:
--------------------------------------------------------------------------------


GOAL SETTING
------------

To stress the financial impact of the Plan, an EBITDA and cash goal will be established for every participant.

INCENTIVE PAYMENT SCHEDULE
--------------------------
     (EXAMPLES ONLY)


 10% SALARY INCENTIVE TARGET
-----------------------------
    TARGET        PERCENT OF
  ACHIEVEMENT     BASE SALARY
-----------------------------
100%                     10.0%

101-102.5%               11.0%

102.6-105%               12.0%

105.1-107.5%             13.0%

107.6-110%               14.0%


Participant Example:
--------------------

     Incentive Target:       10%
                     -----------
     Base Salary:    $
                     -----------
     Incentive payout at:

     Target (100%)             $
                               -----------
     Over Achievement (110%)   $
                               -----------

THE ACTUAL INCENTIVE AWARD WILL DEPEND UPON INDIVIDUAL PERFORMANCE AND THE FINANCIAL PERFORMANCE OF THE COMPANY. THE COMPLETION OF THE ABOVE EXAMPLE WILL PROVIDE THE PARTICIPANT WITH AN IDEA OF THE FINANCIAL AWARDS AND THE AMOUNT OF POTENTIAL INCENTIVE PAY OVER BASE SALARY.

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1996 PROFESSIONAL INCENTIVE PLAN FOR:
--------------------------------------------------------------------------------


GOAL SETTING
------------

To stress the financial impact of the Plan, an EBITDA and cash goal will be established for every participant.

INCENTIVE PAYMENT SCHEDULE
--------------------------
     (EXAMPLES ONLY)

-----------------------------------
        TARGET          PERCENT OF
     ACHIEVEMENT        BASE SALARY
-----------------------------------
100%                           20.0%

101-102.5%                     22.0%

102.6-105%                     24.0%

105.1-107.5%                   26.0%

107.6-110%                     28.0%


Participant Example:
--------------------

     Incentive Target:       20%
                     -----------
     Base Salary:    $
                     -----------
     Incentive payout at:

     Target (100%)             $
                               -----------

     Over Achievement (110%)   $
                               -----------

THE ACTUAL INCENTIVE AWARD WILL DEPEND UPON INDIVIDUAL PERFORMANCE AND THE FINANCIAL PERFORMANCE OF THE COMPANY. THE COMPLETION OF THE ABOVE EXAMPLE WILL PROVIDE THE PARTICIPANT WITH AN IDEA OF THE FINANCIAL AWARDS AND THE AMOUNT OF POTENTIAL INCENTIVE PAY OVER BASE SALARY.

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1996 PROFESSIONAL INCENTIVE PLAN FOR:
--------------------------------------------------------------------------------


GOAL SETTING
------------

To stress the financial impact of the Plan, an EBITDA and cash goal will be established for every participant.

INCENTIVE PAYMENT SCHEDULE
--------------------------
     (EXAMPLES ONLY)

    30% SALARY INCENTIVE TARGET
-----------------------------------
        TARGET          PERCENT OF
     ACHIEVEMENT        BASE SALARY
-----------------------------------
100%                           30.0%

101-102.5%                     33.0%

102.6-105%                     36.0%

105.1-107.5%                   39.0%

107.6-110%                     42.0%


Participant Example:
--------------------

     Incentive Target:       30%
                     -----------
     Base Salary:    $
                     -----------
     Incentive payout at:

     Target (100%)             $
                               -----------

     Over Achievement (110%)   $
                               -----------

THE ACTUAL INCENTIVE AWARD WILL DEPEND UPON INDIVIDUAL PERFORMANCE AND THE FINANCIAL PERFORMANCE OF THE COMPANY. THE COMPLETION OF THE ABOVE EXAMPLE WILL PROVIDE THE PARTICIPANT WITH AN IDEA OF THE FINANCIAL AWARDS AND THE AMOUNT OF POTENTIAL INCENTIVE PAY OVER BASE SALARY.